                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 25, 2000

                         Commission file number: 1-14267

                             REPUBLIC SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                                   65-0716904
     ------------------------              ------------------------------------
     (State of Incorporation)              (I.R.S. Employer Identification No.)


               Republic Services, Inc.
           110 S.E. 6th Street, 28th Floor
              Fort Lauderdale, Florida                      33301
      ----------------------------------------            ----------
      (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (954) 769-2400

ITEM 5.  OTHER EVENTS


On April 25, 2000, Republic Services, Inc. issued a press release to announce operating results for the three months ended March 31, 2000, a copy of which is included herein by reference and attached hereto as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.        Description
         -----------        -----------

            99              Press Release of the Company dated April 25, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 25, 2000                             REPUBLIC SERVICES, INC.



                                           By: /s/  Tod C. Holmes
                                               -----------------------------
                                               Tod C. Holmes
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)



                                            By: /s/  Charles F. Serianni
                                               -----------------------------
                                               Charles F. Serianni
                                               Chief Accounting Officer
                                               (Principal Accounting Officer)











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